                          Merchandise License Agreement
                          -----------------------------


"Licensor":     Sega of America, Inc.
                650 Townsend Street, Suite 650
                San Francisco CA  94103-4908

                Contact:  Robert Leffler      Phone: 415-701-3833
                                              Fax:   415-701-6020

"Licensee":     House of Brussels Chocolates
                750 Terminal Avenue
                Vancouver, British Columbia
                V6A 2M5  Canada

                Contact:  Grant Petersen      Phone: 604-687-1524
                                              Fax:   604-687-0142

"Effective Date" of the Agreement is:            July 1, 2002

"Properties" are the following Characters or     Sonic The Hedgehog
  other trademarks:

"Products" that Licensee is authorized to        Milk chocolate, peanut
  produce are:                                   butter, peanuts, caramel candy
                                                 bars, milk chocolate and peanut
                                                 butter boxed candy

"Trademarks" being Licensed to Licensee are:     Sonic The Hedgehog and all
                                                 related characters and indicia

"Territory" where Licensee can sell              Worldwide
  Products is:

"Advance Royalty" is:                            U.S. $15,625

"Earned Royalty" is:                             5% of net sales

"Guaranteed Royalty" is:                         U.S. $62,500

"Term" of this Agreement is:                     July 1, 2002 - December 31,
                                                 2004

"Initial Sale Date" is:                          Fall 2002

All Products and Advertising Materials will bear this notice: Sega is registered in the U.S. Patent and Trademark Office. SEGA is a registered trademark or trademark of Sega Corporation or its affiliates. Sega and Sonic The Hedgehog are either registered trademarks or trademarks of Sega Corporation. (C)SEGA
CORPORATION,  2001  (C)SEGA/SONIC  TEAM  2001  All  rights  reserved.

The parties have agreed to the terms of this license contained above and on the following pages.

Sega of America, Inc.                        House of Brussels Chocolates

/s/ Shinobin Toyoda                          /s/ L. Evan Baergen
-----------------------------------          -----------------------------------
Signature                                    Signature

Shinobin Toyoda                              L. Evan Baergen
-----------------------------------          -----------------------------------
Name                                         Name

Executive Vice President                     President & Director
-----------------------------------          -----------------------------------
Title                                        Title

July 17, 2002                                July 9, 2002
-----------------------------------          -----------------------------------
Date                                         Date

     The Licensor is the owner of and/or has the right to license the Characters and the names, symbols, likenesses, designs and other indicia associated with the Characters, and all copyrights, including all derivative works, and trademarks which exist in the Characters and the names and likeness of the Characters ("Properties"); and

     The Licensee desires to obtain a license to manufacture and sell certain Products using or based upon the Properties;

     In consideration of the mutual covenants contained herein the parties agree as follows.

1.  License  To  Use  Properties.
    ----------------------------

     (a)  Grant  of  License.  Licensor  grants  to Licensee a non-transferable,
          ------------------
non-exclusive license to use the Properties in connection with the manufacture, distribution and sale of the Products in the Territory. Except for the specific rights which are granted to Licensee under this Agreement, all rights in and to the Properties are retained by Licensor. Except to the extent set forth in paragraph 10(a) below, Licensee shall not have the right to sublicense any of the rights granted to it under this Agreement.

     (b)  Use  of Licensed Properties. The Licensee will: (i) use the Properties
          ---------------------------
only on Products and Advertising Materials, as defined below; (ii) package and sell Products only in packaging approved by Licensor; (iii) refrain from use of the Properties except under the terms of this Agreement; (iv) notify Licensor in writing of any conflicting uses, applications for registration or registrations of the Properties or marks similar thereto of which it has knowledge; (v) execute any documentation requested by Licensor relating to the Properties; (vi) indicate on the Products and/or their labeling or packaging that the Products are manufactured by Licensee, or a manufacturer as described in paragraph 10(a), and that such manufacture is pursuant to a license from Licensor; (vii) comply with all of Licensor's instructions relating to the use and display of the Properties; and (viii) not knowingly sell Products to parties who intend or are likely to resell them outside the Territory.

     (c) Restriction on Use of Properties. The Properties, either in whole or in
         --------------------------------
part, will not be shown endorsing the Licensee or products (including the Products) or services of Licensee or others, without the prior written approval of Licensor. None of the Properties shall be combined in any Products or Advertising Materials with any other characters or persons.

     (d)  Restrictions  on  Sale of Products. Licensee shall not use or sell the
          ----------------------------------
Products as premiums, including, but not limited to, using or selling the Products in connection with self-liquidating programs, joint merchandising programs, tie-ins, giveaways, sales incentive programs, door openers, traffic builders, fund raisers, sweepstakes prizes and any other kinds of promotional programs designed to encourage the sale of the Products or other goods or services of the Licensee or a third party without the prior written approval of Licensor.

     (e) Method of Sale. Licensee agrees that the Products will be sold, shipped
        ---------------
and distributed outright, not on an approval, consignment, sale or return basis, at a competitive price that does not exceed the price customarily charged the trade by Licensee. Licensee will not discriminate against the Products by granting commissions or discounts to salespersons, dealers and/or distributors in favor of Licensee's other products. Licensee further agrees that the Products will only be sold to retailers or to distributors for sale, shipment and distribution to retailers, with the understanding that Products shall be sold to the public only in the manner in which merchandise of the same general description is customarily marketed, displayed and sold. Licensee agrees to offer a warranty to purchasers of the Products substantially similar to that offered for products competitive with Products, and in no event shorter or less comprehensive than the warranty offered by Licensee for other similar items produced by it.

2.  Product  Quality.
    ----------------

     (a)  Quality  Standards.  Licensee  acknowledges  that  the  quality of the
          ------------------
Products must be high in order to preserve and maintain Licensor's reputation and the goodwill inherent in the Properties, and agrees that failure to adhere to Licensor's quality standards ("Standards") or depicting the Properties in a manner which is unethical, immoral, or offensive to good taste, will impair the value and goodwill associated with the Properties and Licensor's licensing program in general. Licensee therefore agrees that prior to the sale of any Product, it will submit three (3) samples of the Product to Licensor for approval, as provided in Section 3. Once Licensor's approval has been obtained, Licensee agrees that it will not deviate from the approved samples. Failure by Licensee to conform its Products to the approved samples will be considered a breach of this Agreement and upon notice of such, Licensee agrees that it will immediately stop the manufacture, distribution and sale of the nonconforming Products. The determination and judgment as to whether the Products conform to the approved samples shall rest solely with Licensor.

     (b)  Provision of Samples. Licensee will furnish free of charge to Licensor
          --------------------
twenty four (24) samples of each Product. Upon written request, Licensor may annually request an additional twelve (12) samples of each Product.

     (c)  Inspections.  Upon  reasonable  notice  from  Licensor, Licensee shall
          -----------
permit representatives of Licensor to enter Licensee's premises and plant(s) during normal business hours for the purpose of inspecting Licensee's plant(s), equipment, records, operation and supplies which relate to the manufacture, distribution and sale of the Products.

     (d)  Changes  in Standards. Licensor shall have the right from time to time
          ---------------------
to change, withdraw or supplement the Standards or its approval of samples previously authorized for use and sale by Licensee. Licensee will have a reasonable period of time to dispose of its existing inventory of Products if the changes to the Standards or approved samples result solely from a decision made in Licensor's discretion. In any other event, Licensee agrees to implement all changes immediately at its own expense.

     (e)  Product  Warranty. Licensee represents and warrants that the Products
          -----------------
will be of good quality in design, material, and workmanship and will be suitable for their intended purpose; that no injurious, deleterious, or toxic substances will be used in or on the Products; that the Products will not cause harm when used in a foreseeable manner; and that Licensee will, at its own expense, comply with all laws and regulations, including those relating to the operation of Licensee's plants, the manufacture, sale and distribution of the Products, including the labeling thereof and including safety standards and testing of the Products.

3.  Approval  Procedures.
    --------------------

     (a)  Approval  of Products. Prior to producing or offering  any Product for
          ---------------------
sale, Licensee will submit to Licensor for its review and written approval, three (3) identical production samples of the Product, and the address of the production facilities where the Product will be produced.

     (b)  Approval of Advertising Materials. With respect to all advertising and
          ---------------------------------
promotional materials and all packaging, wrapping, and labeling materials for the Products (including, but not limited to, catalogs, sales sheets, package inserts, hangtags, and displays) which make any use of or reference to the Properties ("Advertising Materials"), Licensee will submit three (3) prior to final printed samples of the Advertising Materials where feasible (as, for ex-ample, in the case of labels, hangtags, printed brochures, catalogs, and the like) to Licensor for its review and written approval. Advertising Materials must be submitted with a description of the proposed uses of the Advertising Materials, including the media in which the items will run, and the duration of such proposed uses. Approval of Advertising Materials will extend only to proposed uses described in Licensee's submissions and will not be deemed approval for any other uses.

     (c)  Approval  Standards.  Licensor  shall  have  the  right, in their sole
          -------------------
discretion,  to  approve  or  disapprove  any Products or Advertising Materials.

     (d)  Time  for Approval. Licensor will use reasonable efforts to approve or
          ------------------
disapprove any Products or Advertising Materials within fifteen (15) business days after Licensor's receipt thereof. Licensor's failure to approve or disapprove within such period shall be deemed disapproval, unless Licensor subsequently notifies Licensee of its approval.

     (e)  Artwork  for  Properties.  If Licensee requests Licensor to furnish it
          ------------------------
with any artwork or copies of material relating to the Properties, Licensee agrees to reimburse Licensor for its costs of supplying such materials to Licensee, to the extent Licensor is able to furnish such materials.

     (f)  Translations.  All  translations  of  written  material  used on or in
          ------------
connection with the Products or Advertising Materials shall be accurate. Licensee shall pay directly all costs incurred by Licensor in verifying the accuracy of the translations.

4.  Sale  of  Products.
    ------------------

     (a)  Initial  Approval  and Sale. If Licensee has not begun the sale of any
        -----------------------------
approved Product by the Initial Sale Date in every country in the Territory, Licensor shall have the right to terminate this Agreement immediately by giving notice of termination to Licensee in relation to Products for which approval has not been obtained or for countries in the Territory where sales have not been made.

     (b)  Exploitation of Rights. Licensee agrees that during this Agreement, it
          ----------------------
will diligently and continuously distribute, ship and sell all of the Products in all countries of the Territory and that it will use its best efforts to manufacture the Products in sufficient quantities to meet the reasonably anticipated demand in the Territory. Licensor shall have the right to terminate the portion(s) of this Agreement relating to any Products and any country(s) in the Territory if Licensee, for any reason, after the commencement of sale, shipment and distribution of Products in such country or countries, fails for a period in excess of sixty (60) days to continue to sell, ship and distribute such Products therein. Licensee also agrees to advertise and promote the Products at its own expense so as to maximize the sale of the Products in the Territory.

     (c)  Sale  to Licensor. Licensee agrees to sell to Licensor, on request, up
          -----------------
to one hundred (100) units of each Product at Licensee's cost for such Product. No royalties will be due on sales to Licensor.

5.  Protection  of  the  Properties.
    -------------------------------

     (a)  Registrations.  Licensor shall have the right, in its sole discretion,
          -------------
to file trademark, design, patent or other applications in the Territory, relating to the use or proposed use by Licensee of any of the Properties and/or to record this Agreement. Such filings will be made in the name of Licensor or in the name of any third party selected by Licensor.

     (b)  Trademark  Use For Licensor's Benefit. All uses of the names, symbols,
          -------------------------------------
designs and other works associated with the Properties ("Trademarks") by Licensee shall inure to the benefit of Licensor, which shall own all trademarks and trademark rights and all copyrights created by such uses. To the extent Licensee acquires any rights to any of the Copyrights and Trademarks, Licensee hereby assigns and transfers to Licensor and agrees to execute any documentation relating to such assignment, all trademarks and trademark rights and all copyrights created by such uses, together with the goodwill of the business in connection therewith. Licensee agrees to use the Trademarks properly, in a larger or bolder type than the name of the Products (e.g., clothes, watch, etc.) and other text appearing in conjunction with the Trademarks, and not as the generic name of the Product.

     (c)  Other Uses of Trademarks. Licensee shall not use any of the Trademarks
          ------------------------
in combination with any other trademark, word, symbol, letter or design, or as part of its company name or in connection with any product other than the Products. Further, Licensee agrees not to adopt any trademark, trade name, design, logo or symbol which, in Licensor's opinion, is similar to or likely to be confused with any of the Trademarks.

     (d)  Copyright  Protection. Licensee recognizes the importance  to Licensor
          ---------------------
of preserving copyright protection and registrations therefor on the Properties and on all works relating to the Properties, including new works and derivative works ("Copyrights"), and the importance of securing copyright protection for Products and Advertising Materials which constitute "new works" or "derivative works" for copyright law purposes, and for all reproductions of the Properties which appear on the Products or in the Advertising Materials. Therefore, Licensee's license to manufacture, distribute and sell Products and to display Advertising Materials is expressly conditioned upon Licensee's agreeing to place a copyright notice(s) in the name(s) specified by Licensor on all Products and Advertising Materials. Licensee agrees that it will not affix to the Products or the Advertising Materials a copyright notice in its name or the name of any other person, firm, or corporation, except as requested by Licensor. Licensee acknowledges that proper copyright notices must be permanently affixed to all Products and Advertising Materials and to any portions of Products or Advertising Materials intended to be used separately by the ultimate purchaser or user. Such notice will be sufficient in size, legibility, form, location, and permanency to comply with both the United States copyright laws and also the copyright  notice  requirements  of  the  Universal  Copyright  Convention.

     (e)  Assignment  by  Licensee.  The  Licensee  hereby  sells,  assigns, and
          ------------------------
transfers to Licensor its entire worldwide right, title, and interest in and to all "new works", "derivative works" and/or "joint works" heretofore or hereafter created using all or any portion of the Properties including, but not limited to, the Copyrights and renewal copyrights thereon. If parties who are not employees of Licensee living in the United States make or have made any contribution to the creation of a work, so that such parties might be deemed to be "authors" as that term is used in present or future United States copyright statutes, Licensee agrees to obtain from such parties a full assignment of rights so that the foregoing assignment by Licensee shall vest in Licensor full rights in the work, free of any claims, interests, or rights of other parties. Licensee will not permit any of its employees to obtain or reserve any rights as "authors" of such works and agrees to furnish Licensor with full information concerning the creation of new works and/or derivative works and with copies of assignments of rights obtained from other parties, and to execute, without charge, any documents requested by Licensor for such purposes.

     (f)  Notices.  The  Licensee  agrees  to  affix  or to cause its authorized
          -------
manufacturing sources to affix to both the Products and Advertising Materials notices in the format shown on Page 1 or as otherwise requested by Licensor in relation to Licensor's trademark, copyright, patent or other protection. The Licensee agrees that it will not distribute or sell, nor authorize others to distribute or sell, any Products or Advertising Materials which do not carry copyright and other notices meeting the requirements of this Section.

     (g) Acknowledgment of Validity. Licensee shall not, directly or indirectly,
         --------------------------
in any way dispute or impugn the validity of the Trademarks, Copyrights or Properties, or Licensor's sole ownership and right to use and control the use of the Trademarks, Copyrights and Properties during the term of this Agreement and thereafter. Licensee will not do or permit to be done any action or thing which will in any way impair Licensor's rights in and to the Trademarks, Copyrights and Properties. Licensee acknowledges that its use of the Trademarks, Copyrights and Properties will not create in it any right, title or interest therein and agrees that all use thereof will be for the benefit of Licensor.

6.  Infringements.
    -------------

     (a)  Infringement  By  Third  Parties. When Licensee learns that a party is
          --------------------------------
making unauthorized use of the rights granted to the Licensee hereunder, Licensee agrees promptly to give Licensor written notice containing full information with respect to the actions of such party. Licensor, entirely at its option, will decide what, if any, action to take. Licensee agrees not to make any demands or claims, bring suit, effect any settlement, or take any other action in relation to such party without the prior written consent of Licensor. Licensee agrees to cooperate with Licensor, at Licensor's expense, in connection with any action taken by Licensor to terminate infringements.

     (b)  Claims.  If  a  claim  is  made or suit is brought against Licensor or
          ------
Licensee by a party asserting rights in the Properties, or names or designs similar thereto, or if either party hereto learns that another party has or claims rights which would or might conflict with the proposed or actual use of some or all of the Properties by Licensee, Licensee agrees either to make reasonable modifications in its use of the Properties as requested by Licensor, or to discontinue the use of the allegedly infringing part of the Properties in the country of the Territory in question on the particular Products which are involved, if Licensor, in its sole discretion, considers such action necessary or desirable to resolve or settle the claim or suit or to eliminate or reduce the threat of a claim or suit by such party. In no event shall Licensee have the right to acknowledge the validity of such a claim, to obtain or seek a license from such party, or to take any other action which might impair the ability of Licensor to contest the claim. Licensor shall have the right to participate fully at its own expense in the defense of any claim or suit instituted against Licensee with respect to the use of the Properties by Licensee.

7.  Indemnifications.
    ----------------

     (a)  Licensee's  Indemnification.  Licensee  agrees  to  indemnify and hold
          ---------------------------
Licensor harmless, from any and all claims, liabilities, judgments, penalties, losses, costs, damages, and expenses resulting therefrom, including reasonable attorneys' fees, but excluding lost profits, allegedly arising out of (i) any act pursuant to this Agreement by Licensee, its subsidiaries, manufacturers, distributors, agents or representatives, or their employees or agents; (ii) the exercise by Licensor of its termination rights in Section 10.(b) against third parties appointed by Licensee to manufacture or distribute the Products; and
(iii) Licensee's failure to comply with the terms hereof. Claims based solely upon the use of the Properties by Licensee in manner which had been previously approved by Licensor in strict accordance with the terms of this Agreement are expressly excluded from Licensee's indemnity of Licensor.

     (b)  Licensor's  Indemnification.  Licensor  agrees  to  indemnify and hold
          ---------------------------
Licensee  harmless,  up to the
amount of royalties paid by Licensee to Licensor, from any and all claims, liabilities, judgments, penalties, losses, costs, damages, and expenses resulting therefrom, including reasonable attorneys' fees, but excluding lost profits, made by third parties asserting rights in the Properties as used on Products, when use of the Properties by Licensee has been in strict accordance with the terms of this Agreement.

     (c)  Claims Procedures. With respect to the foregoing indemnifications: (i)
          -----------------
each party agrees promptly to notify and keep the other fully advised with respect to such claims and the progress of any suits in which the other party is not participating; (ii) each party shall have the right to assume, at its sole expense, the defense of a claim or suit made or filed against the other party;
(iii) each party shall have the right to participate, at its sole expense, in any suit instituted against it and to approve any attorneys selected by the other party to defend it, which approval shall not be unreasonably withheld or delayed; and (iv) a party assuming the defense of a claim or suit against the other party shall not settle such claim or suit without the prior written approval of the other party, which shall not be unreasonably withheld.

8.  Insurance.
    ---------

     (a)  Insurance Required. The Licensee agrees during the term hereof and for
          ------------------
as long as Products are offered for sale to end users, to obtain and maintain at its own cost from an insurance company acceptable to Licensor, standard Product Liability Insurance, Contractual Liability and Advertising Insurance, the form of which must be acceptable to Licensor, naming Licensor, its subsidiaries and affiliates, and their directors, officers, agents, employees, assignees, and successors as additional named insureds.

     (b)  Products  Liability  Insurance.  Licensee's  product  and  contractual
          ------------------------------
liability insurance policy shall provide coverage for any and all losses, expenses, claims, demands, causes of action and settlements, including attorneys' fees, allegedly arising out of any contractual liability or any defects in the Products or any material used in connection therewith, their failure to perform, or any use thereof. The amount of coverage shall be a minimum of $3,000,000 combined single limit with no deductible amount, for each single occurrence for bodily injury and/or for property damage or contractual liability.

     (c)  Advertising  Insurance.  The advertising insurance policy will provide
          ----------------------
for  a  minimum  amount  of  coverage  of  $1,000,000 with no deductible amount.

     (d)  Certificate  of Insurance. Within thirty (30) days after the execution
          -------------------------
of this Agreement, Licensee will provide a certificate to Licensor issued by Licensee's carrier confirming that such policy has been issued and is in full force and effect and provides coverage as required by this Section 8., and also confirming that before any cancellation, modification, or reduction in coverage of such policy, the insurance company will give Licensor thirty (30) days prior written notice thereof. The policy(s) will include a provision that it will be deemed primary insurance and any insurance obtained by Licensor will be excess insurance. In no event will Licensee manufacture, offer for sale, sell, advertise, promote, ship and/or distribute Products prior to the receipt by Licensor of such evidence of insurance.

9.  Royalties.
    ---------

     (a)  Guaranteed  and  Advance Royalties. Licensee agrees to pay  Licensor a
          ----------------------------------
Guaranteed Royalty, and on execution of this Agreement to pay Licensor a non-refundable Advance against royalties. If, on expiration or termination of this Agreement, the Advance and Earned Royalties paid to Licensor pursuant to sub-sections (a) and (b) are less than the Guaranteed Royalty, Licensee shall immediately pay the difference to Licensor. Only Earned Royalties paid pursuant to subsection (b) in relation to products shipped prior to expiration or termination of this Agreement to persons or entities in the Territory will be credited against the Guaranteed Royalty. No portion of the Advance or Guaranteed Royalty will be refundable to Licensee on termination or expiration of this Agreement.

     (b)  Earned  Royalty. Licensee agrees to pay Licensor the Earned Royalty on
          ---------------
Net Sales of the Products. "Net Sales" as used herein shall mean Licensee's total invoice price less actual returns for defective Products or credits given to customers for defective Products in lieu of returns, up to a maximum of ten percent (10%) of the Net Sales being reported. A sale shall be deemed to have taken place when the Products are shipped, transferred or invoiced by Licensee, whichever occurs first. Whenever Products are transferred in whole or in part in transactions in which some or all of the consideration is non-monetary, or where the transferee is affiliated with Licensee, the transferee shall be deemed to have purchased the Products at Licensee's list price or the price quoted to non-affiliated buyers for similar Products, whichever is higher.

     (c) Deductions. There will be no deduction from royalties for uncollectible
         ----------
amounts, taxes based on Licensee's income or sales, fees, assessments, or other expenses of any kind which may be incurred or paid by Licensee in connection with performance of this Agreement. It is Licensee's sole responsibility and expense to obtain the approval of any foreign authorities and to take whatever steps may be required to effect the remission of funds to Licensor.

     (d)  Reports. Licensee shall provide Licensor with a report of transactions
          -------
relating to Products on which royalties have accrued for each calendar quarter during the term of this Agreement. Licensee shall forward the original report to Licensor at: Sega of America, Inc., Finance and Licensing Department, 650 Townsend Street, Suite 650, San Francisco, CA 94103. Licensee shall furnish to Licensor a full and complete statement, duly certified by an officer of Licensee to be true and accurate, showing the number of each type of Product sold by country in the Territory during the calendar quarter in question, and the total Gross Sales for each such Product, together with any other information requested by Licensor. All amounts shall first be stated in the currency in which the sales were actually made with the equivalent amount stated in United States dollars or other currency in which royalties are being remitted, and the actual rate of exchange obtained by the Licensee, used in making the conversion. In the event there have not been any transactions relating to the Products during the quarter, Licensee will provide Licensor with a report indicating this. Reports shall be due thirty (30) days after the end of each calendar quarter. Payment for royalties which exceed the advance, as provided in Section 9.(a), will accompany each report to Licensor. All royalties will be due and payable in U.S. dollars, unless otherwise specified by Licensor. Timely payment is of the essence of this Agreement and any failure to make such timely payment on the part of Licensee shall constitute a material default regardless of whether
Licensor gives Licensee notice to this effect. Such material default shall entitle Licensor to immediately terminate this Agreement. In addition to any other rights Licensor may have in the event of such a default, Licensee agrees to pay interest to Licensor on any sums that have not been received by Licensor by the date provided above. Such interest shall accrue from the date that each payment is due and shall be payable to Licensor at the lesser of l8% per annum or the maximum rate permitted by law.



     (e) Taxes. If any taxes imposed by governments other than the U.S. based on
         -----
funds remitted to Licensor are required to be paid by Licensee on behalf of Licensor and Licensee in fact pays such taxes, Licensee may deduct these from the royalties due, provided that Licensee furnishes Licensor with documentation sufficient to enable Licensor to receive a credit for such taxes from the U.S. government and that Licensor is able to claim the benefit of such credit. Licensee agrees to reimburse Licensor for any taxes withheld from royalties for which Licensor does not receive such a credit.

     (f)  Retention  of  Records.  During the term of this Agreement and for two
          ----------------------
years thereafter, Licensee shall keep full and accurate books of account and copies of all documents and other material relating to this Agreement at Licensee's principal office, which are necessary for a ready determination of royalty obligations due by Licensee. The Licensor, its agents or representatives, shall have the right to audit such books, documents, and other material, shall have access thereto during ordinary business hours, and shall be allowed to make copies of such books, documents, and other material. At Licensor's request, Licensee shall provide an employee to assist in the examination of Licensee's records.

     (g)  Audits.  If  any  audit  of  Licensee's books and records reveals that
          ------
Licensee has failed properly to account and pay royalties owing to Licensor hereunder, and the amount of any royalties which Licensee has failed properly to account for and pay for any quarterly accounting period exceeds, by five percent (5%) or more, the royalties actually accounted for and paid to Licensor for such period, Licensee shall, in addition to paying Licensor such past due royalties, reimburse Licensor for its expenses incurred in conducting the audit, together with interest on the overdue royalty amount at an annual rate of two percent (2%) over the prevailing prime interest rate as fixed and published by The First National Bank of Chicago in Chicago, Illinois in effect as of the date on which such overdue royalty amount should have been paid to Licensor.

10.  Agreements  with  Manufacturers  and  Distributors.
     --------------------------------------------------

     (a)  Manufacturers  and  Distributors.  Licensee  shall  have  the right to
          --------------------------------
arrange  with  others  to manufacture
the Products or components thereof for the exclusive sale, use, and distribution by Licensee, or to serve as a distributor for Products which have been made by or for Licensee and sold to such distributor. Licensee agrees to enter into written agreements with all manufacturers and distributors and agrees to in-corporate into such written agreements all of the provisions contained herein which relate to the production, distribution and sale of the Products or are otherwise relevant to the third party's performance as distributor or manufacturer, including an express agreement by the parties that Licensor is a third party beneficiary of the agreement. Licensee further agrees to furnish Licensor within thirty (30) days of execution, copies of all agreements with such manufacturers and distributors.

     (b)  Enforcement of Agreements. Licensee agrees strictly to enforce against
          -------------------------
its manufacturers and distributors all of the provisions in such agreements which protect Licensor's rights, to advise Licensor of any violations thereof and of corrective actions taken by the Licensee and the results thereof, and, at the request of Licensor, to terminate such agreements if any manufacturer or distributor is in violation of any provisions identical or similar to the obligations undertaken by Licensee herein. If Licensee fails to give notice of termination to the other party within twenty (20) days after being requested to do so by Licensor, Licensee irrevocably appoints Licensor as its attorney-in-fact to terminate the manufacturer or distributor in the name of Licensee. Any breach by a manufacturer or distributor appointed by Licensee will be considered a breach of this Agreement by Licensee.

11.  Term  and  Termination.
     ----------------------

     (a)  Term.  Except as otherwise provided herein, the Term of this Agreement
          ----
shall  be  the  Term  set  forth  on  page  1  of  this  Agreement.

     (b)  Immediate  Right  of  Termination.  Licensor  shall  have the right to
          ---------------------------------
terminate  this  Agreement  immediately  on  notice  to  Licensee,  if Licensee:

          (i)  breaches  any  of  the  provisions  of  Section  2.;

         (ii) becomes subject to any order of any governmental agency involving the recall of any of the Products;

        (iii) makes, sells, offers for sale, distributes or uses any Product or item of Advertising Material without having the prior written approval of the Licensor, as required by Section 3.;

         (iv) fails to obtain approval of or offer for sale Products in the Territory, as required by Section 4.(a) or to continue to sell Products as required by Section 4.(b);

          (v)  fails  to  comply  with  Section  5.(e)  or  (g);

         (vi)  fails  to obtain or maintain insurance as required by Section 8.;

        (vii) two or more times during a twelve-month period fails to make timely payment of royalties or fails to make timely submission of royalty statements as provided in Section 9.; or

       (viii) is unable to perform for reasons described in Section 12.(a) for a period in excess of sixty (60) days.

     (c)  Termination  on  Thirty  Days  Notice. If Licensee breaches any of the
          -------------------------------------
terms of this Agreement other than those specified in (a) above, and fails to cure the breach within thirty (30) days after receiving written notice thereof, this Agreement will terminate at the end of the thirty (30) day notice period.

     (d) Bankruptcy or Insolvency. Licensor may terminate this Agreement if: (i)
         ------------------------
Licensee becomes insolvent, or a petition in bankruptcy or for reorganization is filed by or against it, or any insolvency proceedings are instituted by or against it, or (ii) Licensee makes an assignment for the benefit of its creditors, is placed in the hands of a receiver, or liquidates its business. If Licensor terminates this Agreement under any of the foregoing provisions, the Licensee, its receivers, trustees, assignees, or other representatives shall have no right to sell, exploit, or in any way deal with the Products, Properties or the Advertising Materials, except with the express written consent of Licensor.

     (e)  Effect  of Termination. Termination of this Agreement shall be without
          ----------------------
prejudice to any rights or claims which Licensor may otherwise have against Licensee. Upon termination of this Agreement, notwithstanding anything to the contrary herein, all royalties on sales theretofore made shall become immediately due and payable to Licensor, including the Guaranteed Royalty set forth in Section 9.(a).

     (f)  Discontinuance  of  Use  of  Trademarks.  Subject to the provisions of
          ---------------------------------------
subsection 11. (g), upon the expiration or termination of this Agreement, Licensee agrees immediately to discontinue manufacturing, selling, advertising, distributing, and using the Products and Advertising Materials; to turn over to Licensor or to destroy any molds, dies, patterns, or similar items from which the Products and Advertising Materials were made, as requested by Licensor, unless it is possible to completely obliterate all references to Licensor and the Properties, and to terminate all agreements with manufacturers, distributors, and others which relate to the manufacture, sale, distribution, and use of the Products.

     (g)  Disposition  of  Inventory  Upon  Expiration.  Notwithstanding  the
          --------------------------------------------
provisions of subsection 11.(f), if this Agreement expires in accordance with its terms and is not terminated for a breach by Licensee, Licensee shall have the right to sell Products on hand or in the process of manufacture as of the date of such expiration or termination for a period of ninety (90) days immediately following expiration, subject to payment of royalties to Licensor on any such sales and compliance with all the terms of this Agreement. The sell-off right granted to Licensee is expressly conditioned on Licensee's providing
Licensor with an accurate total of all inventory of Products on hand and on Licensor's having the right to conduct a physical inventory in order to verify such inventory. In the event Licensee fails to provide such inventory to Licensor, and/or refuses to permit Licensor to conduct a physical inventory, the terms of subsection 11. (f) will control. Upon expiration of the sell-off period, all remaining Products shall upon Licensor's option be sold to Licensor at Licensee's direct cost of manufacture, excluding overhead, or Licensee shall destroy the Products and furnish Licensor with a sworn certificate of destruction.

12.  General  Provisions.
     -------------------

     (a) No Liability. Neither party will be liable to the other for any loss or
         ------------
injury incurred or damages sustained by the other party due to a failure on the part of a party to perform under this Agreement, except Licensee's failure to make payments to Licensor as provided herein, if such failure to perform is a result of war, riot, labor strike or lock-out, shortages, fire, flood, wind, storm, Act of God, governmental control or regulation or other similar condition beyond the party's control.

     (b) Relationship of the Parties. Nothing contained in this Agreement and no
         ---------------------------
action taken by either party to this Agreement will be deemed to constitute any party or any of such party's employees, agents or representatives to be an employee, agent or representative of any other party or will be deemed to create any partnership, joint venture, association or syndicate among or between any of the parties, or will be deemed to confer on any party any express or implied right, power or authority to enter into any agreement or commitment, express or implied, or to incur any obligation or liability on behalf of any other

     (c)  Final  Agreement.  This  Agreement  sets  forth  the  entire and final
          ----------------
agreement and understanding of the parties with respect to the subject matter hereof. Any and all prior agreements or understandings, whether written or oral, with respect to the subject matter of this Agreement are terminated. Subject to Licensor's right to delete Products and countries of the Territory from this Agreement pursuant to Section 4., this Agreement may not be modified or amended except by an instrument in writing specifically referring to this Agreement and executed by the parties hereto.

     (d)  No Waiver. No waiver, forbearance or failure by any party of its right
          ---------
to enforce any provision of this Agreement will constitute a waiver or estoppel of such party's right to enforce any other provision of this Agreement or such party's right to enforce such provision in the future.

     (e)  Remedies.  The  right  of  to  be  indemnified and held harmless under
          --------
Section 7. will not be exclusive, but will be in addition to any and all other rights and remedies to which Licensor may be entitled under this Agreement or otherwise.

     (f) Notice. Any notice or other communication will be and effective only if
         ------
given in writing, evidenced by a delivery receipt, and personally delivered or sent by facsimile, overnight courier, or mail, postage prepaid to the addresses shown on page 1.

Any notice or other communication if given personally will be effective upon the date shown or the delivery if given receipt. Notices will be sent directly to Licensor.

     (g)  Assignment. Licensee may not assign or otherwise transfer by operation
          ----------
of law or otherwise, this Agreement to any entity without the express written consent of Licensor and any attempt to do so will be null and void. Licensor may assign or otherwise transfer this Agreement without Licensee's consent.

     (h)  Governing  Law.  This  Agreement  will  be  construed  and enforced in
          --------------
accordance with the laws of the State of California, U.S.A. The parties agree that the exclusive jurisdiction and venue of any action between the parties arising out of this relationship, including disputes that may arise following termination of this Agreement, shall be the Superior Court of California for San Francisco County or the United States District court for the Northern District of California and each of the parties hereby submits itself to the exclusive jurisdiction and venue of such courts for the purpose of such an action.

     (i)  Submission  to  Jurisdiction.  The  Licensee  hereby  consents  to the
          ----------------------------
jurisdiction of the courts specified above and waives any objection based on improper venue or forum non conveniences to the conduct of any proceeding in
                     ----------------------
such court and waives personal service of any and all process upon it, and consents that all such service of process be made by mail directed to it at the address set forth on page one of the Agreement and that service so made shall be deemed to be completed upon the earlier of actual receipt or three (3) days after the same shall have been sent to Licensee by Licensee's agent as set forth below. Licensee irrevocably appoints C.T. Corporation, or such other person residing in San Francisco, an employee of Sega, or a person or designated in California by Licensee with notification to Licensor in writing, as its agent for the purpose of accepting the service of any process within the State of California.

     (j)  Captions.  The captions in this Agreement are for convenience only and
          --------
will not be considered a part of, or be deemed to affect the construction or interpretation of, any provision of this Agreement.

     (k)  Attorneys Fees. If Licensor initiates any action to collect monies due
          --------------
pursuant to Section 9., or to obtain Licensee's compliance with the provisions of Section 5., Licensee will pay all of Licensor's costs, including attorney's fees, incurred in relation to such action.

The  parties  have  agreed  to  the  terms  of  this  license  contained  above.

Sega of America, Inc.                        House of Brussels Chocolates

-----------------------------------          -----------------------------------
Signature                                    Signature

-----------------------------------          -----------------------------------
Name                                         Name

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Title                                        Title


-----------------------------------          -----------------------------------
Date                                         Date